Debt	3 Months Ended
Mar. 31, 2026
Debt Disclosure [Abstract]
Debt	Debt
The table below summarizes the Company's key terms and carrying value of debt as of the periods indicated:

	March 31, 2026				December 31, 2025
	Outstanding Borrowings (in thousands)	Contractual Weighted Avg Interest Rate	Maturity Range		Outstanding Borrowings (in thousands)
			From	To
Secured Debt Financings
Securitization ("ABS") term instruments	$1,958,812	3.83%	February 2028	March 2035	$2,023,819
Securitization warehouse	260,000	5.18%	November 2032	November 2032	260,000
Total secured debt financings	2,218,812				2,283,819
Unsecured Debt Financings
Senior notes	2,400,000	3.40%	April 2026	February 2033	1,800,000
Credit facility:
Revolving credit tranche	291,500	4.93%	August 2030	August 2030	960,000
Term loan tranche	1,532,200	4.93%	August 2030	August 2030	1,564,800
Commercial paper	—				—
Total unsecured debt financings	4,223,700				4,324,800
Total debt financings	$6,442,512				$6,608,619
Unamortized debt costs	(41,901)				(39,373)
Unamortized debt premium & discounts	(3,470)				(2,168)
Debt, net of unamortized costs	$6,397,141				$6,567,078

Securitization Term Instruments

Under the Company's ABS facilities, indirect wholly owned subsidiaries of the Company enter into debt agreements for ABS term instruments, including ABS notes. These subsidiaries are intended to be bankruptcy remote so that such assets are not available to creditors of the Company or its affiliates until and unless the related secured borrowings have been fully discharged. These transactions do not meet accounting requirements for sales treatment and are recorded as secured borrowings.

The Company’s borrowings under the ABS facilities amortize in monthly installments, typically over five or more years. These facilities provide for an advance rate against the net book values of designated eligible equipment. The net book values for purposes of calculating eligible equipment is determined according to the related debt agreement and may be different than those calculated per GAAP. The Company is required to maintain restricted cash balances on deposit in designated bank accounts equal to nine months of interest expense on certain securitized term instruments.

The Company maintains irrevocable standby letters of credit to satisfy the restricted cash balance requirements equal to nine months of interest expense on certain of the ABS facilities. As of March 31, 2026, the current value of the standby letters of credit for the Company's ABS facilities was $27.0 million.

Securitization Warehouse

Under the Company’s Securitization warehouse facility, an indirect wholly owned subsidiary of the Company issues ABS notes. This subsidiary is intended to be bankruptcy remote so that such assets are not available to creditors of the Company or its affiliates until and unless the related secured borrowings have been fully discharged. These transactions do not meet accounting requirements for sales treatment and are recorded as secured borrowings.

The Company's Securitization warehouse facility has a maximum borrowing capacity of $1,125.0 million that is available on a revolving basis until the November 20, 2028 conversion date. The interest rate under the Securitization warehouse facility for the revolving period is daily compounded SOFR plus 1.50%. After the revolving period, borrowings will convert to term notes with a final maturity date of November 20, 2032 and bear interest at daily compounded SOFR plus 2.50%.

During the revolving period, the borrowing capacity under this facility is determined by applying an advance rate against the net book values of designated eligible equipment. The net book values for purposes of calculating eligible equipment are determined according to the related debt agreement and may be different than those calculated per GAAP. The Company is required to maintain restricted cash balances on deposit in designated bank accounts equal to three months of interest expense.

Senior Notes

The Company’s senior notes are unsecured and have initial maturities ranging from five to ten years and interest payments due semi-annually. The senior notes are prepayable (in whole or in part) at the Company's option at any time prior to the maturity date, subject to certain provisions in the senior note agreements, including the payment of a make-whole premium with respect to such prepayment.

On January 21, 2026, the Company completed a $600.0 million senior unsecured investment grade bond offering. The bond offering has a contractual interest rate of 5.15% and maturity date of February 15, 2033.

Credit Facility

The Company's credit facility has a maturity date of August 7, 2030 and includes a $2,000.0 million revolving credit tranche and a term loan tranche. Term loan borrowings under the facility amortize in quarterly installments. The interest rate under the credit facility is Daily Simple SOFR plus 1.25%. The credit facility is subject to covenants customary for financings of this type, including financial covenants that require the Company to maintain a minimum ratio of unencumbered assets to certain financial indebtedness.

Commercial Paper

On March 20, 2026, the Company established a commercial paper program to issue unsecured commercial paper notes up to a maximum aggregate face or principal of $2,000.0 million, with maturities up to 397 days from the date of issue. The net proceeds from any notes issued will be used for refinancing of indebtedness, purchases of containers, dividends, or general corporate purposes. The revolving credit tranche of the Company’s credit facility, which is discussed above, serves as a liquidity backstop for the repayment of any notes outstanding under the program. The notes rank equally with all other unsecured and unsubordinated debt. As of March 31, 2026, no notes were outstanding under the program.

Derivative Impact on Debt

The Company hedges the risks associated with fluctuations in interest rates on a portion of its floating-rate debt by entering into interest rate swap agreements that convert a portion of its floating-rate debt to a fixed rate basis, thus reducing the impact of interest rate changes on future interest expense.
The following table summarizes the Company's outstanding fixed-rate and floating-rate debt as of March 31, 2026:

	Balance Outstanding (in thousands)	Contractual Weighted Avg Interest Rate	Maturity Range		Weighted Avg Remaining Term
			From	To
Excluding impact of derivative instruments:
Fixed-rate debt	$4,358,812	3.59%	Apr 2026	Mar 2035	4.1 years
Floating-rate debt	$2,083,700	4.96%	Aug 2030	Nov 2032	4.0 years

Including impact of derivative instruments:
Fixed-rate debt	$4,358,812	3.59%
Hedged floating rate debt	1,613,000	3.65%
Total fixed and hedged floating-rate debt	5,971,812	3.61%
Unhedged floating rate debt	470,700	4.96%
Total debt financings	$6,442,512	3.71%

The fair value of total debt outstanding was $6,272.0 million and $6,455.9 million as of March 31, 2026 and December 31, 2025, respectively, and was measured using Level 1 and Level 2 inputs.

As of March 31, 2026, the maximum borrowing levels for the ABS warehouse and the revolving credit tranche under the credit facility were $1,125.0 million and $2,000.0 million, respectively. These facilities are governed by either borrowing bases or an unencumbered asset test that limits borrowing capacity. Based on those limitations, the availability under these revolving credit facilities at March 31, 2026 was approximately $931.1 million.
The Company is subject to certain financial covenants under its debt financings. As of March 31, 2026, the Company was in compliance with all financial covenants in accordance with the terms of its debt agreements.